Citizens Communications 2008 - Investor Presentation Maggie Wilderotter – Chairman & Chief Executive Officer Don Shassian – EVP and Chief Financial Officer May 28, 2008 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities
Litigation Reform Act of 1995. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties are based on a number of factors, including but not limited to: reductions in the number of our access lines and high-speed internet subscribers; the effects of competition from cable, wireless and other wireline carriers
(through voice over internet protocol (VOIP) or otherwise); the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product offerings and the risk that we will not respond on a timely or profitable basis; the effects of general and local economic, business, industry and employment conditions on our revenues; our ability to effectively manage service quality; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to our customers; our ability to sell enhanced and data services in order to offset ongoing declines in revenue from local services, switched access services and subsidies; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulators; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, including potential changes in state rate of return limitations on our earnings, access charges and subsidy payments, and regulatory network upgrade and reliability requirements; our ability to effectively manage our operations, operating expenses and capital expenditures, to pay dividends and to reduce or refinance our debt; adverse changes in the credit markets and/or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability and/or increase the cost of financing; the effects of bankruptcies in the telecommunications industry, which could result in potential bad debts; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our ongoing network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, and/or federal or state tax assessments; the effects of state regulatory cash management policies on our ability to transfer cash among our subsidiaries and to the parent company; our ability to successfully renegotiate union contracts expiring in 2008 and thereafter; our ability to pay a $1.00 per common share dividend annually, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes (which will increase in the future) and our liquidity; the effects of fully utilizing our federal net operating loss carryforwards and alternative minimum tax credit carryforwards that were generated in prior years, which has significantly increased our cash taxes in 2007 and will continue to do so in 2008 and
2009; the effects of any future liabilities or compliance costs in connection with worker health and safety matters; and the effects of any unfavorable outcome with respect to any of our current or future legal, governmental, or regulatory proceedings, audits or disputes. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and
Exchange Commission, including our reports on Forms 10-K and 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by securities laws

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures in evaluating its performance. These include free cash flow and EBITDA or “operating cash flow” which we define as operating income plus depreciation and amortization. A reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the tables that follow. The non-GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs. The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.
The Company believes that presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.
Management uses these non-GAAP financial measures to plan and measure the performance of its core operations, and its divisions measure performance and report to management based upon these measures. In addition, the Company believes that free cash flow and EBITDA, as the
Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments. The Company has shown adjustments to its financial presentations to exclude severance and early retirement costs in 2004, 2005, 2006, 2007 and the first quarter of 2008, a pension curtailment gain in 2007 and management succession and strategic alternatives expenses in 2004 because the Company believes that the magnitude of such costs incurred in any one period materially exceeds that which has been incurred by the Company in any other period during
2004 through 2008.
Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii) evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures. The Company believes that the non-GAAP financial measures are meaningful and useful for the reasons outlined above.
While the Company utilizes these non-GAAP financial measures in managing and analyzing its business and financial condition and believes they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure. EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure. Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

Our Mission & Values:
Our Mission:
Be the leader in providing communications services to residential and business customers in our markets
Our Values:
Put the customer first
Keep our commitments; Be
accountable
Be ethical in all of our dealings
Be innovative; Practice continuous
improvement
Be active in our communities
Take the initiative
Use resources wisely
Do it right the first time
Be team players
Have a positive attitude
Treat one another with
respect

What You Can Expect From Us
Provide a Unique Customer Experience
Annual Growth in Customer Revenue
New Products and Innovative Marketing
Consistently Strong EBITDA Margins
Continuous Achievement of Cost Reduction Initiatives
Efficient Execution of Our Operating Strategy
“Competitively Fit” – Lean & Flexible
Shareholder Friendly Actions
Sustainable, Consistent Dividend & Share Repurchases

6 Keys to Success Great Assets Unique Customer Experience Proven Ability to Integrate New Properties Consistent Delivery of “Best in Class” Results Focus on Shareholder Friendly Actions

Great Assets
Diverse Geographic Mix
Rural Footprint (17 Lines / Sq Mile)
Mature Cable VOIP Competition (58% of Our Footprint
1
)
Diverse Revenue Base
24 States; 285 counties; 70 Local Market Clusters
Reliable, Robust Networks
Diverse, High Capacity Data Backbone
12,060 Route Miles / Avg. 65% Utilized
Extensive HSI Availability
87% Availability
(1Mb-87% / 3Mb-63% / 6Mb-41% / 20Mb-14%)
2
Notes
1. As of 12/31/07
2. Based on Product Availability View as of 03/31/08

Great Assets (continued)
Efficient Operating Structure
Centralized Common Support Functions
Standardized Field Organizations
Flexible Work Rules
Dedicated and Experienced Workforce
Hiring and Retaining “Great Athletes”
Motivated, Results Oriented Culture
Innovative Solutions to Increase Workforce Efficiency
Work-at-Home Program

A Unique Customer Experience
Big Company Advantages, Small Company Feel,
Delivering A “Peace of Mind” Experience
Local Manager Structure Cultivates Local Relationships
State Call Center Queues
Full HSI Installations
Unique Welcome Process
PC Data Back up and Restoration
Value Bundles: Voice, Data, Video
Exceptional Service Levels
24 hour Customer Service; 2 Hour Appointment Windows;
Strong Secure Customer Index Results

A Unique Customer Experience (continued)
Broad Spectrum of Products & Services
Simple Double Play & Triple Play Bundles
Good, Better, Best Choices for Voice, Video, Data
Peace of Mind Product Suite
Directory Advertising
Wireless Data
Home Security Monitoring (Trial)
Innovative Marketing Programs
Multi-Year Price Protection Plans
Loyalty Programs
Aspirational Gifts
Community Connections
Take The Lead

Integrating New Properties
Well Positioned for Continued Industry Consolidation
Clearly Established Acquisition Criteria
Commonwealth Telephone
Global Valley Networks
Proven Integration Process Provides Confidence in
Achieving Synergy Targets
Commonwealth Integration
4.8% Growth in Average Customer Revenue Per Line
1
26.2% Growth in HSI Subscribers
2
>95% of New HSI Adds on Price Protection Plans
3
Expense Synergy Target of $40M
$29M in Annual Synergies Realized
4
Notes
1. Compares Q1 2008 versus Q1 2007 average customer revenue per line. Q1 2007 is ProForma to include an additional 2.25 months of CTE and the sale of the CTE Equipment Co. Also
, access line counts were restated to conform to Citizens reporting methodology.
2. Compares ending units at 3/31/08 versus ending units as of 3/31/07
3. As a percentage of all additions made post acquisition
4. Represents annual value of synergies released through 12/31/07 through 12/31/07

Access Line Declines

+

Customer ARPU Increase

=

Essentially Flat Revenue Overall

+

Continual Reduction in Expenses

=

Stable EBITDA Margins (53% - 56%)

- Residential Wallet Share
- Commercial Dedicated Trunks

- Growth in Customer Revenue
- Declining Regulatory Revenue

CITIZENS communications

12 “Best - in - Class” Results Maintaining Stable Revenues and Margins

“Best – In – Class” Results
(continued)
Consistent Growth in Customer Revenue
22 New Products Rolled Out in past 3 years
Approximately $100 Million in New Product Revenue
Industry Leading EBITDA Margins
54.2%
1
- For the Quarter Ending March 31, 2008
Approximately $20 - $25 Million of Incremental Annual
Expense Savings In Process for 2008/2009
Billing Systems Consolidation, LD Least Cost Routing, Work
Simplification, Benefits Savings, Network Management
Strong, Stable Free Cash Flow Generation
Exceptional Customer Satisfaction
Notes
1. For a detailed definition please refer to page 18.

Focus on Shareholder Value
Shareholder Friendly Actions
Consistent, Sustainable Dividend
Annual Share Buybacks
Among Highest % of Cash Returned to Shareholders
Solid Balance Sheet
Investment Grade Debt Covenants
No Debt Refinancing Needed Until 2011

Selected Financial Metrics
23.1%
$528
13.8%
$316
54.7%
21.5%
0.9%²
$1,809
$2,288
2007
30.4%
$173
8.4%
$48
54.2%
22.7%
(0.3%)
3
$461
$569
Q1 2008
$2,025 $2,017 $2,022 Revenue
$562 $544 $503 Free Cash Flow
5
$269 $259 $264 CAPEX
$1,597 $1,586 $1,565 Customer Revenue
1
- % of Revenue
- % of Revenue
EBITDA Margin %
4
HSI Penetration
- % Growth
($ in Millions)
27.7% 27.0% 24.9%
13.3%    12.8% 13.1%
55.7% 55.3% 54.5%
18.5% 14.2% 9.4%
0.7% 1.3% 1.5%
2006 2005 2004
Notes
1. Customer revenue is defined as total revenue less access services. Access services include switched network access and subsidies.
2. % Growth for 2007 excludes $196.4M of revenue from acquisitions in 2007.
3. % Growth for Q1 2008 comparesQ1 2008 results versusQ1 2007 results ProForma for an additional 2.25 months of CTE, the acquisition of GVN and the sale of the CTE Equipment Co.
4. For a detailed definition please refer to page 18.
5. Free cash flow includes ELI for all years prior to its sale in July of 2006.  For a detailed definition of free cash flow, refer to page 19.

What You Can Expect From Us
Provide a Unique Customer Experience
Annual Growth in Customer Revenue
New Products and Innovative Marketing
Consistently Strong EBITDA Margins
Continuous Achievement of Cost Reduction Initiatives
Efficient Execution of Our Operating Strategy
“Competitively Fit” – Lean & Flexible
Shareholder Friendly Actions
Sustainable, Consistent Dividend & Share Repurchases

17 Appendix Reconciliation of Non-GAAP financial measures

Reconciliation of Non-GAAP Financial
Measures
($ in 000's) 2004 2005 2006 2007 Q1 2008
EBITDA (Operating Cash Flow)
Operating Income 460,301 $    588,968 $    644,490 $    705,416 $    164,312 $
Add back:
Depreciation and amortization 549,381 520,204 476,487 545,856 141,080
EBITDA (Operating Cash Flow), as reported 1,009,682 $ 1,109,172 $ 1,120,977 $ 1,251,272 $ 305,392 $
Add back:
Severance and early retirement costs 1,182 6,981 7,193 13,874 2,891
Pension Curtailment Gain (Non Cash) - - - (14,379) -
Management succession and strategic alternatives expenses 90,632 - - - -
EBITDA (Operating Cash Flow), as adjusted 1,101,496 $ 1,116,153 $ 1,128,170 $ 1,250,767 $
308,283
$
Revenue 2,022,378 $ 2,017,041 $ 2,025,367 $ 2,288,015 $ 569,205 $
EBITDA (Operating Cash Flow), as adjusted as % of Revenue 54.5% 55.3% 55.7% 54.7% 54.2%
For the years ended December 31,

Reconciliation of Non-GAAP Financial
Measures
Notes
1. Includes premium paid on debt repurchase in second quarter.
($ in 000's)
2004 2005 2006 2007 Q1 2008
Net Income Available to Common Shareholders
to Free Cash Flow
Net income available to common shareholders 72,150 $       202,375 $     344,555 $     214,654 $     45,589 $
Add back:
Depreciation and amortization 549,381 520,204 476,487 545,856 141,080
Income tax expense 4,247 75,270 136,479 128,014 26,628
Management succession and strategic alternatives expenses 90,632 - - - -
Stock based compensation 10,963 8,427 10,340 9,022 3,019
Subtract:
Cash paid (refunded) for income taxes (4,901) 4,711 5,365 54,407 1,859
Pension Curtailment Gain (Non-Cash) - - - 14,379 -
Other income (loss), net (34,242) (2,843) 60,271 (15,038)
(1)
(6,339)
Capital expenditures 263,949 259,448 268,806 315,793 47,986
Gain on sale of discontinued operations - 1,167 71,635 - -
Free cash flow 502,567 $     543,793 $     561,784 $     528,005 $     172,810 $
Revenue 2,022,378 $ 2,017,041 $ 2,025,367 $ 2,288,015 $ 569,205 $
Free cash flow as % of Revenue 24.9% 27.0% 27.7% 23.1% 30.4%
For the years ended December 31,